LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A


COLLECTION PERIOD:                                JUNE 1-30, 2005                PAYMENT DATE:     JUL 15 2005
DETERMINATION DATE:                               JUL 08 2005                    REPORT BRANCH:    2051
--------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                                           TOTAL        CLASS A-1        CLASS A-2       CLASS A-3      CLASS A-4
--------------------------------------------------------------------------------------------------------------------------------

Class Percentages                                         100.00%         13.43%            38.00%         28.57%        20.00%
Initial Pool Balance                               303,017,069.52  40,690,863.62    115,146,486.42  86,576,305.58 60,603,413.90
Prefunding                                          46,982,930.48   6,309,136.38     17,853,513.58  13,423,694.42  9,396,586.10
Total Balance                                      350,000,000.00  47,000,000.00    133,000,000.00 100,000,000.00 70,000,000.00
Note Balance Total                                 350,000,000.00  47,000,000.00    133,000,000.00 100,000,000.00 70,000,000.00
Number of Contracts                                        16,520
Class Pass Through Rates                                                  3.346%             3.82%          4.08%         4.25%
Servicing Fee Rate                                       1.75000%
Indenture Trustee Fee                                    0.00300%
Custodian Fee                                            0.02000%
Backup Servicer Fee                                      0.02000%
Insurance Premium Fee                                    0.20000%
Demand Note Rate                                         5.25000%

Initial Weighted Average APR                            11.23900%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                             0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio      11.23900%
Initial Weighted Average Remaining Term                     64.00
Initial Weighted Average Original Term                      68.00
--------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     BALANCES                                          TOTAL        CLASS A-1        CLASS A-2       CLASS A-3      CLASS A-4
--------------------------------------------------------------------------------------------------------------------------------
BOP:
Prior Month Pool Balance                           303,017,069.52  40,690,863.62    115,146,486.42  86,576,305.58 60,603,413.90
Prefunding Pool Balance                             46,982,930.48   6,309,136.38     17,853,513.58  13,423,694.42  9,396,586.10
Total Pool Balance                                 350,000,000.00  47,000,000.00    133,000,000.00 100,000,000.00 70,000,000.00
Total Note Balance                                 350,000,000.00  47,000,000.00    133,000,000.00 100,000,000.00 70,000,000.00

EOP:
Number of Current Month Closed Contracts                      343
Number of Reopened Loans                                     0.00
Number of Contracts - EOP                                  16,177
Pool Balance  -  EOP                               292,963,953.06  30,637,747.15    115,146,486.42  86,576,305.58 60,603,413.90
Prefunding Pool Balance                             46,982,930.48   6,309,136.38     17,853,513.58  13,423,694.42  9,396,586.10
Total Pool Balance  -  EOP                         339,946,883.54  36,946,883.53    133,000,000.00 100,000,000.00 70,000,000.00
Total Note Balance - EOP                           338,500,299.72  35,500,299.72    133,000,000.00 100,000,000.00 70,000,000.00

Class Collateral Pool Factors                          0.96714371     0.75532553        1.00000000     1.00000000    1.00000000

Weighted Average APR of Remaining Portfolio             11.23003%
Weighted Average Monthly Dealer
      Participation Fee Rate                             0.00000%
Weighted Average Adjusted APR (net of Monthly
     Dealer Participation) of Remaining Portfolio       11.23003%
Weighted Average Remaining Term                             63.71
Weighted Average Original Term                              68.37


                                                                     Page 1 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A


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TOTAL DISTRIBUTION AMOUNT                                                                            CONTRACTS
--------------------------------------------------------------------------------------------------------------------------------

     Monthly Payments:              Principal                                         4,186,127.20
                                    Interest                                          2,805,393.32
     Early Payoffs:                 Principal Collected                               5,711,840.99
                                    Early Payoff Excess Servicing Compensation                0.14
                                    Early Payoff Principal Net of Rule of 78s Adj.    5,711,840.85            336
                                    Interest                                             62,723.13
     Liquidated Receivable:         Principal Collected                                       0.00
                                    Liquidated Receivable Excess Servicing
                                      Compensation                                            0.00
                                    Liquidated Receivable Principal Net of Rule of
                                      78s Adj.                                                0.00              0
                                    Interest                                                  0.00
     Purchase Amount:               Principal                                           155,148.42              7
                                    Interest                                              4,386.06
                                                  Total Principal                    10,053,116.47
                                                  Total Interest                      2,872,502.51
                                                  Total Principal and Interest       12,925,618.98
     Recoveries                                                                               0.00
     Excess Servicing Compensation                                                            0.14
     Late Fees & Miscellaneous Fees                                                      38,887.34
     Collection Account Customer Cash                                                12,964,506.46
     ADDITIONAL COLLECTION ACCOUNT CASH:
     Collection Account Investment Income                                                 6,146.65
     Prefunding Account Investment Income                                                34,709.44
     Mandatory Special Redemption                                                             0.00
     Available Funds                                                                 13,005,362.55

--------------------------------------------------------------------------------------------------------------------------------
                                                                                      DISTRIBUTION      SHORTFALL / DRAW
DISTRIBUTION                                                                             AMOUNT         DEFICIENCY CLAIM
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     13,005,362.55
Monthly Dealer Participation Fee                                            0.00     13,005,362.55           0.00
Prior Unpaid Dealer Participation Fee                                       0.00     13,005,362.55
Servicing Fees:                     Current Month Servicing Fee       441,899.89
                                    Prior Period Unpaid Servicing Fee       0.00
                                    Late Fees & Miscellaneous Fees     38,887.34
                                    Excess Servicing Compensation           0.14
                                           Total Servicing Fees       480,787.37     12,524,575.18           0.00
Indenture Trustee Fee                                                     875.00     12,523,700.18           0.00
Custodian Fee                                                           5,050.28     12,518,649.90           0.00
Backup Servicer Fee                                                     5,050.28     12,513,599.62           0.00
Prior Unpaid Indenture Trustee Fee                                          0.00     12,513,599.62           0.00
Prior Unpaid Custodian Fee                                                  0.00     12,513,599.62           0.00
Prior Unpaid Backup Servicer Fee                                            0.00     12,513,599.62           0.00


                                                                     Page 2 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A


--------------------------------------------------------------------------------------------------------------------------------
                                                                                     DISTRIBUTION      SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                  AMOUNT         DEFICIENCY CLAIM
--------------------------------------------------------------------------------------------------------------------------------

Class A-1 Note Interest:            Current Month                     104,841.33     12,408,758.29           0.00
                                    Prior Carryover Shortfall               0.00     12,408,758.29
Class A-2 Note Interest:            Current Month                     338,706.67     12,070,051.62           0.00
                                    Prior Carryover Shortfall               0.00     12,070,051.62
Class A-3 Note Interest:            Current Month                     272,000.00     11,798,051.62           0.00
                                    Prior Carryover Shortfall               0.00     11,798,051.62
Class A-4 Note Interest:            Current Month                     198,333.33     11,599,718.29           0.00
                                    Prior Carryover Shortfall               0.00     11,599,718.29
Principal Payment Amount:           Current Month                  10,053,116.46      1,546,601.83           0.00
                                    Prior Carryover Shortfall               0.00      1,546,601.83
Certificate Insurer:                Reimbursement Obligations               0.00      1,546,601.83           0.00
                                    Premium                            56,416.76      1,490,185.07           0.00
Demand Note Interest Payment Amount Current Month                      46,399.49      1,443,785.58           0.00
                                    Prior Carryover Shortfall               0.00      1,443,785.58           0.00
Demand Note                         Reimbursement                           0.00      1,443,785.58           0.00
Expenses:                           Trust CollaterReimbursement             0.00      1,443,785.58           0.00
                                    Indenture Trustee                       0.00      1,443,785.58           0.00
                                    Backup Servicer                         0.00      1,443,785.58           0.00
                                    Custodian                               0.00      1,443,785.58           0.00
Distribution to (from) the Spread Account                           1,443,785.58              0.00

--------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                                         Balance        Units
     BOP Liquidated Receivable Principal Balance             0.00       BOP Cram Down loss Balance  0.00          0.00
     Current Month Cram Down Loss                            0.00     Current Month Cram Down Loss  0.00          0.00
     Liquidation Principal Proceeds                          0.00
     Principal Loss                                          0.00
     Prior Month Cumulative Principal Loss LTD               0.00
     Cumulative Principal Loss LTD                           0.00        Cumulative Cram Down Loss  0.00          0.00

--------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
--------------------------------------------------------------------------------------------------------------------------------
                                                                    % OF TOTAL POOL
DELINQUENCY STATUS:                 # OF CONTRACTS    AMOUNT             BALANCE
     Current                               13,720  255,822,004.43         87.32%
     1-29 Days                              2,386   36,433,966.26         12.44%
     30-59 Days                                70      698,635.79          0.24%
     60-89 Days                                 1        9,346.58          0.00%
     90-119 Days                                0            0.00          0.00%
     120 Days or More                           0            0.00          0.00%
                              Total        16,177  292,963,953.06        100.00%


                                                                     Page 3 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A


--------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
--------------------------------------------------------------------------------------------------------------------------------
TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                                      Trigger        Trigger     Event of Default     Event of
                                    Current Month    Threshold        Event          Threshold        Default

Average Delinquency Ratio                0.24166%      5.25%            NO             7.25%             NO
Cumulative Default Rate                     0.00%      1.79%            NO             2.08%             NO
Cumulative Loss Rate                        0.00%      0.90%            NO             1.15%             NO

--------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
--------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                                    CERTIFICATE INVENTORY                                          RECOVERY INVENTORY
                                    # OF CONTRACTS       AMOUNT *                                  # OF CONTRACTS      AMOUNT *
Prior Month Inventory                           0            0.00            Prior Month Inventory              0          0.00
Repurchased                                     0            0.00                      Repurchased              0          0.00
Adjusted Prior Month Inventory                  0            0.00   Adjusted Prior Month Inventory              0          0.00
Current Month Repos                             0            0.00              Current Month Repos              0          0.00
Repos Actually Liquidated                       0            0.00     Repos from Trust Liquidation              0          0.00
Repos Liquidated at 60+ or 150+                 0            0.00        Repos Actually Liquidated              0          0.00
Dealer Payoff                                   0            0.00                    Dealer Payoff              0          0.00
Redeemed / Cured                                0            0.00                 Redeemed / Cured              0          0.00
Purchased Repos                                 0            0.00                  Purchased Repos              0          0.00
Current Month Inventory                         0            0.00          Current Month Inventory              0          0.00
                     * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:
                                     # OF CONTRACTS        AMOUNT
Current Month Balance                           0            0.00
Cumulative Balance                              0            0.00
Current Month Proceeds                                       0.00
Cumulative Proceeds                                          0.00
Current Month Recoveries                                     0.00
Cumulative Recoveries                                        0.00

                                                  RECEIVABLES LIQUIDATED AT 150 OR
                                                  MORE DAYS DELINQUENT, 60 OR MORE
                                                  DAYS PAST THE DATE AVAILABLE FOR SALE             CUMULATIVE RECEIVABLES
                                                  AND BY ELECTION:                                  LIQUIDATED AT 150+ AND 60+:
                                                          Balance          Units                          Balance        Units
Prior Month                                                  0.00              0                             0.00            0
Current Trust Liquidation Balance                            0.00              0                             0.00            0
Current Monthly Principal Payments                           0.00
Cram Down Loss                                               0.00
Reopened Loan Due to NSF                                     0.00              0
Current Repurchases                                          0.00              0
Current Recovery Sale Proceeds                               0.00              0
Deficiency Balance of Sold Vehicles                          0.00
EOP                                                          0.00              0                             0.00            0


                                                                     Page 4 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A


--------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
--------------------------------------------------------------------------------------------------------------------------------

     SPREAD ACCOUNT RECONCILIATION
                                                                                 REQUISITE AMOUNT:   3,787,713.37
Initial Deposit                                                     3,787,713.37
BOP Balance                                                         3,787,713.37
Subsequent Transfer Required Deposit                                        0.00
Remaining Distribution Amount                                       1,443,785.58
Investment Income                                                       2,798.24
Current Month Draw                                                          0.00
EOP Balance Prior to Distribution                                   5,234,297.19

Spread Account Release Amount                                       1,446,583.82

EOP Balance                                                         3,787,713.37

Class A Principal Payment Amount                                    1,446,583.82
Demand Note Supplemental Interest Payment Amount                            0.00
Class R Certificateholder Distribution                                      0.00

     DEMAND NOTE

Demand Note Initial Balance                                        10,605,597.43
Subsequent Transfer                                                         0.00
Demand Note Amount                                                 10,605,597.43

OVERCOLLATERALIZATION AMOUNT                                        1,446,583.82

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                             15,839,894.63             5.41%

REQUIRED TOTAL ENHANCEMENT AMOUNT                                  29,296,395.31            10.00%

          PREFUNDING ACCOUNT RECONCILIATION

     Initial Deposit                                               46,982,930.48
     BOP Balance                                                   46,982,930.48
     Subsequent Transfer                                                    0.00
     Investment Income Earned                                          34,709.44
     Investment Income Deposited to Note Account                      (34,709.44)
     Mandatory Special Redemption                                           0.00
     Remaining Prefunding Balance                                                    46,982,930.48
     Undistributed Investment Income                                                          0.00
     EOP Balance Before Release to Servicer                                          46,982,930.48
     Prefunding Account Balance Released to Servicer                        0.00
     EOP Balance                                                   46,982,930.48


                                                                     Page 5 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A


TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

-------------------------------------------------------------------------------------------------------------
       CUMULATIVE LOSS:                                      CUMULATIVE GROSS DEFAULT:
-------------------------------------------------------------------------------------------------------------
         UP TO MONTH           TRIGGER EVENT EVENT OF DEFAULT UP TO MONTH     TRIGGER EVENT  EVENT OF DEFAULT

              3                    0.90%          1.15%            3              1.79%           2.08%
              6                    1.79%          2.10%            6              3.58%           3.81%
              9                    2.24%          2.67%            9              4.26%           4.85%
              12                   3.58%          3.81%            12             6.72%           6.92%
              15                   4.07%          4.33%            15             7.74%           7.87%
              18                   4.89%          5.19%            18             9.78%           9.44%
              21                   5.33%          6.06%            21            10.26%           11.02%
              24                   5.91%          6.58%            24            10.74%           11.96%
              27                   6.29%          7.10%            27            11.43%           12.91%
              30                   6.86%          7.61%            30            12.47%           13.84%
              33                   7.24%          8.14%            33            13.16%           14.79%
              36                   7.62%          8.48%            36            13.85%           15.42%
              39                   7.81%          8.65%            39            14.20%           15.73%
              42                   8.00%          9.00%            42            14.54%           16.36%
              45                   8.00%          9.00%            45            14.54%           16.36%
              48                   8.00%          9.00%            48            14.54%           16.36%
              51                   8.00%          9.00%            51            14.54%           16.36%
              54                   8.00%          9.00%            54            14.54%           16.36%
              57                   8.00%          9.00%            57            14.54%           16.36%
              60                   8.00%          9.00%            60            14.54%           16.36%
              63                   8.00%          9.00%            63            14.54%           16.36%
              66                   8.00%          9.00%            66            14.54%           16.36%
              69                   8.00%          9.00%            69            14.54%           16.36%
              72                   8.00%          9.00%            72            14.54%           16.36%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:
-------------------------------------------------------------
         UP TO MONTH           TRIGGER EVENT EVENT OF DEFAULT
              12                   5.25%          7.25%
              24                   6.25%          8.25%
              72                   7.25%          9.25%
-------------------------------------------------------------


                                                                     Page 6 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of June 30, 2005 and were performed in conformity with the Sale and Servicing Agreement dated June 1, 2005.

/s/ Maureen E. Morley
------------------------------------
Maureen E. Morley
Vice President and Controller

                                                                     Page 7 of 7